UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

November 30, 2010
Date of Report (Date of Earliest event reported)

GREEN OASIS ENVIRONMENTAL, INC.
(Exact Name of Registrant as Specified in its Charter)

GLOBAL ENVIRO SOLUTIONS, INC.
(Former Name of Registrant since its Last Report)

Florida	33-68403	57-0970282
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10745-178 Street, Edmonton, Alberta, Canada T5S 1J6
(Address of principal executive offices)  (Zip Code)

(780) 443-4237
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Section 1 – Registrant’s Business and Operations

Item 1.01: Entry into a Material Definitive Agreement.

On June 2, 2009, William Carraway (“Seller”), President of Green Oasis Environmental, Inc., a Florida Corporation, and publicly trading company, , and Custom Carbon Processing, Inc. (“Purchaser”), a Wyoming Corporation, entered into an Agreement in which Custom Carbon Processing, Inc. agreed to purchase all of the 7,997,986 shares of Green Oasis Environmental, Inc., that were owned and held by William Carraway.

On June 16, 2009, Green Oasis Environmental, Inc. and Peter Margiotta entered into a Consulting Agreement, in exchange for 60,000,000 Shares of Green Oasis Environmental, Inc., in which Mr. Margiotta agreed to provide consulting services to the Company regarding Business Plan development, expansion and growth of the Company, and developing and implementing plans to facilitate the expansion and further growth of the Company throughout North America.

In the last 25 years, Peter Margiotta has focused on various aspects of Sales, Marketing, Business Management, Finance, Safety, Equipment, Research and Development, and has served as Director, President, and Chief Executive Officer of numerous companies.

Mr. Margiotta, Director, President/CEO of Green Oasis Environmental Inc., has played a major role in the financing and development of this Company, as well as others.  He has assembled a professional and skilled management team that is a forward-thinking group, whose mandate is to seek out acquisitions of cutting-edge technologies in the field of oil recycling, water treatment, water injection, bio-remediation, and other technologies relevant to environmental solutions and recycling, and who have the desire and responsibility to keep our environment footprint clean.

On December 1, 2009, Peter Margiotta and Frank Pellizzari (“Vendors”) and Global Enviro Solutions, Inc., a Public Company (“Purchaser”) and Custom Carbon Processing, Inc., a privately owned company (“Corporation”), entered into negotiations to acquire the privately owned company, Custom Carbon Processing Inc., via a Share Exchange Agreement in which Peter Margiotta and Frank Pellizzari received Preferred Shares of Custom Carbon Processing, Inc. Custom Carbon Processing, Inc. remains a wholly-owned subsidiary of Green Oasis Environmental, Inc.  This Agreement was approved and the Shares issued in December 2009.

On March 23, 2010, Custom Carbon Processing, Inc., a wholly owned subsidiary of Green Oasis Environmental, Inc. entered into a Purchase Agreement with OK Crude South LLC, wherein Custom Carbon Processing, Inc. agreed to purchase an oil reclamation processing plant on property described as the “Criner” site, along with the business conducted on that site, various leases, equipment, inventory and other goods located at that site.

Section 2 – Financial Information

Item 2.01:  Completion of Acquisition or Disposition of Assets.

On December 1, 2009, the Board of Directors approved the Share Exchange Agreement between Custom Carbon Processing, Inc. and Green Oasis Environmental, Inc., in which Green Oasis Environmental, Inc. acquired all of the shares of Custom Carbon Processing, Inc. and Custom Carbon Processing, Inc. remained a wholly owned subsidiary of Green Oasis Environmental, Inc.

Green Oasis Environmental Inc. will be pursuing Canadian, and U.S., based small to mid-sized Oilfield and Industrial sites where environmental waste processing or removal is a big concern. GRNO plans are to expand at a rapid but sustainable rate to create greater shareholder value, thus gaining a competitive edge. Through the development of a wholly-owned subsidiary acquired by GRNO, we have concluded the acquisition and integration of Custom Carbon Processing Inc. (CCP) to be a subsidiary entity for GRNO that already has proven successful. With added equipment and expanded technology, we will be pursuing further sites for the processing or removal of "environmental waste".

Custom Carbon Processing Inc. is a Wyoming based business which processes Slop Oil.  At the site in Wyoming, they are conducting research and development, working diligently on its technology and oil reclamation process.  Custom Carbon Processing Inc. has expanded into Montana and Oklahoma and hopes to continue its growth and expansion.

As a starting point, Green Oasis Environmental Inc. has chosen to focus its efforts on seeking acquisitions of technology and/or operations concerning the remediation of slop oil, waste engine oil, and tank bottom oils.  GRNO has every intention of becoming the single best option for reclaiming oil to pipeline specification from these waste products. This technology is state of the art, and GRNO will be able to process these waste products at one of their facilities or at a customer's site by way of implementing its portable processing technology.

GRNO seeks acquisitions that are of like mind in action and principle that fit the GRNO criteria. Key elements of this strategy are: acquiring revenue generating companies in our sector with significant growth potential and revenue diversities, and growing those acquisitions and revenues throughout North America. Fundamentally, GRNO aims to create shareholder value through acquisition growth by way of consolidating and repositioning those present company operations.

After the purchase of Green Oasis Environmental, Inc., the Company went through a major restructuring, with Peter Margiotta becoming President and Director of the Company.  While Mr. Margiotta dedicated most of his time and effort in the rebuilding of Green Oasis Environmental, he was still tasked with running and operating Custom Carbon Processing, Inc.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

OVERVIEW

The following discussion should be read in conjunction with the financial statements and notes included in this Form 8-K, under Item 9.1 and entitled Financial Statements.

Green Oasis Environmental, Inc. is an oil reclamation Company focusing its efforts on seeking acquisitions of technology and/or operations concerning the remediation of slop oil, waste engine oil, and tank bottom oils.  Green Oasis Environmental has every intention of becoming the single best option for reclaiming oil to pipeline specification from these waste products. This technology is state of the art, and Green Oasis Environmental will be able to process these waste products at one of their facilities or at a customer's site by way of implementing its portable processing technology. Factors indicate that our ability to continue with our acquisitions and processing activities is dependent upon the ability of management to continue with their processing of slop oil as well as the ability to obtain additional financing, when necessary, in order to expand its operations.

Revenue Recognition — Our revenues are generated from the processing of product, primarily barrels of slop oil that we process into finished crude.  Our revenue is also relative to the day to day price of crude oil and from time to time we may stock finished product until such time that we feel crude prices are more favorable.  This means that revenues are sometimes deferred to a later date.  We also may defer the processing of the slop oil until more favorable crude oil prices.

REVENUE

Revenue for the twelve months ended December 31, 2009 was $917,283 and was derived primarily from operations of our subsidiary, Custom Carbon Processing, Inc.

Additionally, Custom Carbon Processing, Inc. deferred the processing of slop oil and a management decision was made to stock-pile the slop oil supply until crude was at a higher price as well and weather was more favorable.  Revenue for this period did not include revenues from operations of our sites in Oklahoma, Texas or Montana as the acquisitions of these sites were not yet completed.

GENERAL AND ADMINISTRATIVE EXPENSES

Expenses for the twelve months ended December 31, 2009, were 1,444,063.  These expenses were a carryover of expenses of Custom Carbon Processing, Inc. and although the expenses represent operating expenses since the acquisition of Custom Carbon Processing, the majority of these expenses were deferred to the end of the year and do not proportionally reflect the expenses against revenue for this period.

There are exuberant expenses attributed to closing down a plant for the winter that do not proportionally reflect the revenues generated. Additionally, during this period, we experienced an increase in legal fees in our efforts to complete the acquisition between Green Oasis Environmental, Inc. and Custom Carbon Processing, Inc.

NET LOSS

Net loss for the twelve months ended December 31, 2009, $526,780.  We recorded a net loss derived from the underperforming month of December with Custom Carbon Processing, Inc. and the deferred expenses that were recorded for the month of December 2009.

LIQUIDITY AND CAPITAL RESOURCES

Cash Flow

The following table sets forth a summary of our cash flow for the periods indicated below:

Twelve Months Ended	Dec. 31, 2009

Net cash used in operating activities	$(910,187)
Net cash used by financing activities	$(4,089,933)
Net cash value used in investing activities	$5,000,000
Net increase (decrease) in cash and cash equivalents	$29,498
Cash and cash equivalents at the end of the period	$29,378

Operating Activities

Our net cash used in operating activities during the twelve months ended December 31, 2009, was ($910,187). Cash used in operating activities increased during the current period primarily due to an increase in operating expenditures.

Cash Flows from Investing and Financing Activities

Cash used in financing activities during the twelve months ended December 31, 2009 was $4,089,933, and cash flow from investing activities was incurred by the issuance of 5,000,000 Preferred Stock. The increase in financing investing activities during the twelve months ended December 31, 2009, was attributed to the purchase of Custom Carbon Processing, Inc.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

Our exposure to market risk is limited primarily to crude oil price sensitivity, which is affected by changes in the general level of U.S. interest rates, world oil reserves, global political stability, and particularly because a significant portion of our revenue is based on the current crude oil prices. We do not have any derivative financial instruments or foreign currency instruments.

BENEFICIAL OWNERSHIP OF COMMON STOCK

Beneficial Owner	Amount of Stock Owned	% Ownership

Peter Margiotta	34,500,000	40.08%
Ramos and Ramos Investments, Ltd.	20,000,000	23.2%

The financials of Green Oasis Environmental, Inc. have been filed through 1999; however, from 1999 to date, the Company was dormant.  As President of the Company, Mr. Margiotta’s goal has been to bring the Company back to life. The unaudited financial statements from 2009 are attached here as an exhibit and financial statements from 2010 are in the process of being audited and will be filed as soon as possible.

Section 3 – Securities and Trading Markets

Item 3.01: Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

There is currently a stop warning on the Pink Sheets cite advising that the Company may not be making material information available to the public. The Company is currently working to rectify this situation and will be filing unaudited financial reports for 2009 and is working on audited financial statements for 2010.

Item 3.02:  Unregistered Sales of Equity Securities.

The Company has issued Preferred Stock for cash compensation; both Common Stock and Preferred Stock have been issued for services rendered and both Common Stock and Preferred Stock have been issued for certain acquisitions.

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01:  Changes in Registrant’s Certifying Accountant.

Green Oasis Environmental, Inc. has engaged the services of Sherri Thorp at Amersey Investments as its Certifying Accountant, in order to bring the financials of the Company to date and to also consolidate the financials of Green Oasis Environmental, Inc. with Custom Carbon Processing, Inc.

Item 4.02:  Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On June 22, 2010, Forms 10-K and Forms 10-Q were filed for years 1997 through 1999, for Global Enviro Solutions, Inc. stating current financials, but little else.  Green Oasis Environmental was recently informed that those forms were filed without material information. Unaudited Financial Statements for the year 2009 will be filed with this Form 8-K and Financial Statements for the fiscal year 2010 will be filed as Form 10-Q’s and 10-K.

Section 5 – Corporate Governance and Management

Item 5.02:  Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In June 2009, William D. Carraway resigned as Treasurer, Secretary, President and Director of the Company and Peter Margiotta consented to serve as Director and President of the Company. Additionally, Aldo Rotundi was appointed as Secretary, Treasurer and Director of the Company. On June 19, 2009, Aldo Rotondi resigned as Secretary and Treasurer of the Company and the Board of Directors appointed Frank Pellizzari Secretary, Treasurer and Director of the Company.

Peter Margiotta was appointed Chairman of the Board of Directors. The Board of Directors approved the termination of American Stock Transfer Company and engaged the services of Bay City Transfer Agency and Registrar, Inc. as the Company’s transfer agent.  On June 16, 2009, the Board of Directors resolved to issue from the Company’s treasury, 60,000,000 Shares to Peter Margiotta.

On July 9, 2009, Aldo Rotondi resigned as Director of the Company.

On November 10, 2009, the Board of Directors resolved to acquire all the Shares of Custom Carbon Processing, Inc.

On December 1, 2009, the Board of Directors resolved to accept and execute the final agreement between Green Oasis Environmental, Inc. and Custom Carbon Processing, Inc. and to issue 1,000,000 of the Company’s “Series A” Preferred Shares to the shareholders of Custom Carbon Processing, Inc.

On December 1, 2009, the Board of Directors at a Special Meeting approved the purchase of stock from the shareholders of Custom Carbon Processing, Inc., and more specifically, from Peter Margiotta and Frank Pellizzari.

On January 11, 2010, the Board of Directors resolved to issue 2,000,000 Common Stock of Green Oasis Environmental, Inc. shares from treasury to Bulldog Inc.

On March 23, 2010, The Board of Directors resolved to approve the terms of the Purchase Agreement between Custom Carbon Processing, Inc. and OK Crude South LLC.

On October 18, 2010, The Board of Directors resolved to appoint Aldo Rotondi as Director of the Company.

Item 5.03:  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 26, 2009, the Company filed Articles of Amendment to Articles of Incorporation to affect an increase of the Company’s authorized Common Shares from 50,000,000 to 2,000,000,000 authorized Common Shares.  The Company filed an Amendment to Articles of Incorporation to affect an increase of the Company’s authorized Preferred Shares from 1,000,000 authorized Preferred Shares to 10,000,000 authorized Preferred Shares.

On July 2, 2009, the Board of Directors resolved that the Articles of Incorporation be changed to increase the amount of the Company’s Authorized Shares.

On December 21, 2009, and pursuant to resolutions of the Board of Directors, Registrant filed a Certificate of Amendment with the State of Florida changing its name from Global Enviro Solutions, Inc. to Green Oasis Environmental, Inc.

On January 11, 2010, the Company filed Articles of Amendment to Articles of Incorporation deleting Paragraph V of the Articles of Incorporation and amending it to authorize reducing the amount of authorized shares from 2,000,000,000 shares of Common Stock to 500,000,000 shares of Common Stock at a par value of $0.001 per share and authorizing the issuance of 10,000,000 shares of Preferred Stock at a par value of $0.001 per share.

Copies of the Articles of Amendment and Certificate of Amendment the Company has filed, and as described above, are filed as Exhibits 3.1 – 3.3 to this Current Report on Form 8-K and are incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01:  Financial Statements.

Unaudited Financial Statements for the year 2009 are shown here in this Form 8-K and are attached as an exhibit with this Form 8-K, and are deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and are as follows:

Green Oasis Environmental Inc.
CONSOLIDATED BALANCE SHEETS
Unaudited
December 31,
2009

ASSETS

Current Assets:
Cash	$29,378
Accounts Receivable	26,800
Total Current Assets	56,178

Other Assets:
Building, Plant Equipment, Furnishings	687,778
Less Depreciation	(54,242)
Investment in CCP	3,393,515
Total Other Assets	4,027,051

TOTAL ASSETS	$4,083,229

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current Liabilities:
Accounts payable	$372,629
Total Current Liabilities	372,629

Stockholders' Equity (Deficit):
Preferred Stock Series A par value $5; 10,000,000	5,007,500
shares authorized; 1,000,000 issued and
outstanding on December 31, 2009
Common stock par value $0.001; 2,000,000,000 shares	64,651
authorized; 85,486,342 issued and outstanding on
December 31, 2009
Deficit accumulated during the development stage	(72,151)
Retained Earnings	(1,289,400)
Total Stockholders' Equity (Deficit)	3,710,600

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$4,083,229
The accompanying notes are an integral part of these financial statements.

GREEN OASIS ENVIRONMENTAL INC
CONSOLIDATED STATEMENTS OF OPERATIONS
UNAUDITED

For 12 Months Ended
December 31,
2009

Sales	$917,283
Cost of Goods Sold	-
Gross Profit	917,283

General and Administrative
Expenses	(1,444,063)

Net Loss	$(526,780)

Net Loss Per Share:
Basic and Diluted	$(0.01)

Weighted Average Shares Outstanding:
Basic and Diluted	86,062,742

The accompanying notes are an integral part of these financial statements.

GREEN OASIS ENVIRONMENTAL INC
CONSOLIDATED EXPENSE SUMMARY
UNAUDITED

Auto Expense	$2,668
Bank Service Charges	817
Chemicals	28,984
Depreciation	41,991
Equipment Fuel	187,421
Equipment Lease	209,351
Finance Charges	6,698
Insurance	22,204
License/Permits	685
Materials & Supplies	86,039
Office Supplies	1,239
Postage & Delivery	896
Professional Fees	11,779
Repairs	62,119
Rent (Equipment)	89,484
Royalty Expense	149,994
Sub Contractors	495,429
Storage	12,405
Telephone	305
Transportation	1,157
Travel & Entertainment	16,464
Utilities	15,934
TOTAL	$1,444,063

GREEN OASIS ENVIRONMENTAL INC
CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)
UNAUDITED

					Deficit
					Accumulated
	Preferred Stock				during
	Series A		Common Stock		Development
	Shares	Value	Shares	Value	Stage	Total

Beginning Retained Earnings Balance						$(762,620)

Beginning Stock Balances
January 1, 2009	-	$7,500	-	$64,651	$	$72,151

Deficit Accumulated during Development Stage					(72,151)	(72,151)

Issuance of Stock
for purchase of CCP (December 1, 2009)	1,000,000	5,000,000	-	-	-	5,000,000

Net Loss for period January 1, 2009 to
December 31, 2009	-	-	-	-	-	(526,780)

Balance as of December 31, 2009	1,000,000	$5,007,500	-	$64,651	$(72,151)	$3,710,600

The accompanying notes are an integral part of these financial statements.

GREEN OASIS ENVIRONMENTAL INC
CONSOLIDATED STATEMENTS OF CASH FLOWS
UNAUDITED

For 12 Months Ended
December 31,
2009

CASH FLOWS FROM OPERATING ACTIVITIES:
Net Loss	$(526,780)
Adjustments to reconcile net loss to net cash
(used in) operating activities:
Depreciation Expenses	41,991
Changes in assets and liabilities:
Decrease in Accounts Receivable	15,895
Decrease in Accounts Payable	(441,293)
Net Cash Used in Operating Activities	(910,187)

CASH FLOWS FROM FINANCING ACTIVITIES:
Increase in Building, Plant Equipment, Furnishings	(613,855)
Decrease in Notes Payable - Shareholders	(82,563)
Increase in Investment in CCP	(3,393,515)
Net Cash Used by Financing Activities	(4,089,933)

CASH FLOWS FROM INVESTING ACTIVATES
Issuance of Preferred Stock	5,000,000
Net Cash used in Investing Activates	5,000,000

NET CHANGE IN CASH AND CASH EQUIVALENTS	(120)

CASH AND CASH EQUIVALENTS:
Beginning of the Period	29,498

End of the Period	$29,378

The accompanying notes are an integral part of these condensed financial statements.

Green Oasis Environmental
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

NOTE 1 – NATURE OF BUSINESS

Green Oasis Environmental was incorporated September 27, 1991 in the state of Florida.  From its inception to 1997 it was in the business of selling, installing, and maintaining distillation processing equipment.

The company was moribund from 1997 to 2009 when it was purchased.  The company is now in the business of Oil Reclamation and related product activities.

On December 1, 2009, the company purchased Custom Carbon Processing, Inc. a corporation incorporated under the laws of the State of Wyoming with its office in the City of Edmonton, in the Providence of Alberta.

NOTE 2 - BASIS OF PRESENTATION

The Consolidated Balance Sheet, Consolidated Statements of Operation, Consolidated Expense Summary, Consolidated Statement of Stockholders’ Equity (Deficit), and Consolidated Statement of Cash Flows have been prepared by the Company, without audit.  Certain information and footnote disclosures normally included in the financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted.  In the preparation of the above described financials statements, all adjustments of a normal and recurring nature have been made.  The Company believes that the accompanying unaudited financial statements contain all adjustments necessary to present fairly the results of operations and cash flows for the year ended December 31, 2009.  Further, management believes that the disclosures are adequate to make the information presented not misleading.

NOTE 3 – RELATED PARTIES

On December 1, 2009, the Company entered into an agreement with Custom Carbon Processing, Inc, Peter Margiotta and Frank Pelizzari, where the Company purchased all the outstanding shares of Custom Carbon Processing, Inc. from Peter Margiotta and Frank Pelizzari, personally, in exchange for Custom Carbon Processing becoming a wholly-owned subsidiary of the Company, with no debt owning to the previous owners.

Peter Margiotta and Frank Pelizzari were issued 1,000,000 Preferred Series A stock, par value $5.00, equally split, 500,000 to each party, in exchange for their 200 shares of Custom Carbon Processing, Inc. and any outstanding shareholders’ loans and interests in Custom Carbon Processing, Inc.

Custom Carbon Processing, Inc. continues to operate as a wholly-owned subsidiary of the Company.

NOTE 4 - STOCKHOLDERS’ EQUITY

The company has Series A preferred stock with a $5.00 par value, 9% cumulative, nonvoting, 10,000,000 shares authorized, 1,000,000 shares issued and 1,000,000 shares outstanding as of December 31, 2009.

The Company has Common Stock, $.001 par value, 2,000,000,000 shares authorized, 85,786,342 issued and outstanding as of December 31, 2009.

NOTE 5 - SUBSEQUENT EVENTS

The Company has performed a review of all events that occurred after December 31, 2009.  The Company did not have any subsequent events.

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(d) Exhibits.

3.1	July 2, 2009, Articles of Amendment to Articles of Incorporation

3.2	December 21, 2009, Certificate of Amendment to change Company name to Green Oasis Environmental, Inc.

3.3	January 11, 2010, Articles of Amendment to Articles of Incorporation

13.1	Unaudited Financial Statements for 2009

All other information contained in this report including the exhibits hereto shall be deemed furnished, and not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENT

This Report on Form 8-K and the materials incorporated herein by reference contain forward-looking statements that involve risks and uncertainties. We use words such as “may,” “assumes,” “forecasts,” “positions,” “predicts,” “strategy,” “will,” “expects,” “estimates,” “anticipates,” “believes,” “projects,” “intends,” “plans,” “budgets,” “potential,” “continue” and variations thereof, and other statements contained in this quarterly report, and the exhibits hereto, regarding matters that are not historical facts and are forward-looking statements. Because these statements involve risks and uncertainties, as well as certain assumptions, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to risks inherent in: our early stage of development, including a lack of operating history, lack of profitable operations and the need for additional capital; See “RISK FACTORS THAT MAY AFFECT OUR BUSINESS” set forth herein for a more complete discussion of these factors. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date that they are made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Forward-looking statements include our plans and objectives for future operations, including plans and objectives relating to our products and our future economic performance. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions, future business decisions, and the time and money required to successfully complete development and commercialization of our technologies, fluctuating price of oil, as well as weather conditions, all of which are difficult, or impossible, to predict accurately and many of which are beyond our control. Although we believe that the assumptions underlying the forward-looking statements contained herein are reasonable, any of those assumptions could prove inaccurate and, therefore, we cannot assure you that the results contemplated in any of the forward-looking statements contained herein will be realized. Based on the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of any such statement should not be regarded as a representation by us or any other person that our objectives or plans will be achieved.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Green Oasis Environmental, Inc.

Date: December 1, 2010	By: /s/ Peter Margiotta
Name: Peter Margiotta
Title: President and Director

The information in this report and the exhibits hereto may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act.  Such statements are made based on the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties.  Actual results or events may differ from those anticipated by forward-looking statements.

Exhibit Index

Exhibit No.	Description

3.1	July 2, 2009, Articles of Amendment to Articles of Incorporation

3.2	December 21, 2009, Certificate of Amendment to change Company name to Green Oasis Environmental, Inc.

3.3	January 11, 2010, Articles of Amendment to Articles of Incorporation

13.1	Unaudited Financial Statements for 2009